UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2022

CSG SYSTEMS INTERNATIONAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-27512	47-0783182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6175 S. Willow Drive
Greenwood Village, Colorado		80111
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 303 200-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	CSGS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 6, 2022, CSG Systems International, Inc. (“CSG”) announced that it had appointed Rachel A. Barger as a new member of CSG’s Board of Directors (the “Board”), effective August 30, 2022. The By-Laws of CSG Systems International, Inc. provide for its Board to be divided into three classes, each having a three-year term. Ms. Barger will be a member of the Class II directors, with a term of office to continue until CSG’s next annual meeting of stockholders, currently anticipated to be held in May 2023. Ms. Barger will also serve on the Sustainability, Social Responsibility, and Governance Committee.

In conjunction with Ms. Barger’s appointment, the Board approved a form of Indemnification Agreement between CSG and Ms. Barger, effective August 30, 2022. Under the terms of the indemnification agreement, CSG would indemnify Ms. Barger to the fullest extent permitted by law against all expenses incurred if she were to become party to civil, criminal, administrative, investigative, or other actions related to her services as a director of CSG. A copy of CSG’s standard indemnification agreement has been previously filed with the SEC.

Ms. Barger does not have any family relationships with any executive officer or director of CSG or its affiliates. She is not a party to any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Ms. Barger shall receive the standard director compensation arrangement including an annual fee of $75,000, a committee fee of $7,500, and a restricted stock award, which shall vest in its entirety on the first anniversary of the grant date. The annual restricted stock award amount and the timing of the grant will be determined by the Compensation Committee.

A copy of CSG’s press release announcing Ms. Barger’s appointment, dated September 6, 2022, is attached hereto as Exhibit 99.1 and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release of CSG Systems International, Inc. dated September 6, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CSG SYSTEMS INTERNATIONAL, INC.

Date:	September 6, 2022	By:	/s/ David N. Schaaf
David N. Schaaf Chief Accounting Officer